united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

BCM Decathlon Moderate Fund

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

Semi-Annual Report

June 30, 2021

1-833-786-1121

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

August 16, 2021

Dear Shareholders:

This semi-annual report for the BCM Decathlon Moderate Fund focuses on the period April 16, 2021, the Fund’s inception, through June 30, 2021. The BCM Decathlon Moderate Fund, a multi-asset global tactical asset allocation (GTAA) fund, is intended to serve as an alpha engine and volatility buffer to traditional asset allocation models. As measured by Institutional Class shares, the Fund returned 2.37% for the stated period; the Fund’s primary benchmark, the Dow Jones Moderately Conservative Portfolio Total Return Index, returned 1.07% for the same period. The Fund’s secondary benchmark, a customized index composed of a 50% weighting of the MSCI ACWI Total Return Index (a global equity index) and a 50% weighting of the Bloomberg Barclays U.S. Aggregate Bond Total Return Index, rose by 2.36%.

We expect the Fund’s average asset allocation over time will be roughly 50% equities and 50% fixed income, with significant variation over shorter periods due to the strategy’s opportunistic nature. Over the stated period, the Fund averaged approximately 60% equity and approximately 38% fixed income. The Fund was incepted with a neutral asset allocation, approximately 49% equity and approximately 49% fixed income, and its allocation to equity generally increased as equity market volatility remained low. By the end of the quarter, the Fund’s asset allocation was approximately 77% equity and approximately 21% fixed income. Global equity markets—represented by the MSCI ACWI—and domestic fixed income markets—represented by the Bloomberg Barclays U.S. Aggregate Bond Index— both realized positive performance during the quarter, contributing to the Fund’s positive return.

The Fund’s fixed income exposure was primarily allocated to intermediate duration bonds of investment grade credit quality. At the beginning of the quarter, the exposure was tilted towards credit with a slightly longer weighted average duration of 6.62 years. By the end of the quarter, the tilt towards credit exposure remained, but the weighted average duration had fallen slightly to 4.94 years. The Fund’s equity exposure was globally diversified and shifted back and forth between growth and value exposure as dictated by the market environment. At inception, the equity exposure was tilted towards the value factor with overweight allocations to the energy and financial sectors. During May, the exposure was tilted towards the growth factor with an overweight allocation to the technology sector. Finally, by the end of the quarter the exposure had shifted back towards the value factor with an overweight to the financial sector. The Fund’s overweight to the technology sector during May was a large positive contributor to performance. This was slightly offset by poor performance from the financial sector, banks in particular, towards the end of the quarter. In aggregate, the Fund benefitted during the period from the security selection of our quantitative system.

Thank you for your investment in the Fund. Please visit the website www.investbcm.com at any time for information regarding the Fund.

Beaumont Capital Management, LLC,	Advisors Preferred, LLC

Sub-adviser to the Fund	Adviser to the Fund

BCM Decathlon Moderate Fund

Portfolio Review (Unaudited)

June 30, 2021

The Fund’s performance figures* for the period ended June 30, 2021, as compared to its benchmark:

Since Inception
April 19, 2021
BCM Decathlon Moderate Fund - Class A without load	2.24%
BCM Decathlon Moderate Fund - Class A with load	(2.63)%
BCM Decathlon Moderate Fund - Institutional Class	2.37%
Dow Jones Moderately Conservative U.S. Portfolio Index **	1.07%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The total gross estimated operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated April 11, 2021 is 1.84% for Class A, and 1.44% for Institutional Class. Class A shares are subject to a maximum slaes charge (load) of 4.75%. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-833-786-1121.

**	The Dow Jones Moderately Conservative U.S. Portfolio Index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

Portfolio Composition	% of Net Assets
Exchange Traded Funds	97.7%
Money Market Fund	4.1%
Liabilities in Excess of Other Assets	(1.8)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

BCM Decathlon Moderate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2021

Shares		Value

	EXCHANGE TRADED FUNDS - 97.7%
	EQUITY - 76.4%
4,323	iShares Global Financials ETF	$335,508
5,640	iShares MSCI EAFE Small-Cap ETF	418,262
7,991	iShares MSCI EAFE Value ETF	413,614
8,058	iShares MSCI Pacific ex Japan ETF	416,679
6,583	iShares MSCI United Kingdom ETF	215,264
2,653	iShares Russell 1000 Value ETF	420,819
1,854	iShares U.S. Financial Services ETF	343,416
11,301	SPDR Portfolio Developed World ex-US ETF	415,764
7,124	SPDR S&P Bank ETF	365,604
		3,344,930
	FIXED INCOME - 21.3%
3,539	iShares Agency Bond ETF	418,947
848	iShares Short Treasury Bond ETF	93,696
16,817	Nuveen Enhanced Yield US Aggregate Bond ETF	419,332
		931,975

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,309,493)	4,276,905

	SHORT-TERM INVESTMENT - 4.1%
	MONEY MARKET FUND - 4.1%
179,679	First American Government Obligations Fund - Class X 0.03% (a)	179,679
	TOTAL SHORT-TERM INVESTMENT (Cost - $179,679)	179,679

	TOTAL INVESTMENTS - 101.8% (Cost - $4,489,172)	$4,456,584
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%	(80,500)
	NET ASSETS - 100.0%	$4,376,084

ETF	- Exchange Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

BCM Decathlon
Moderate Fund

Assets:
Investments Securities:
At Cost	$4,489,172
At Value	$4,456,584
Dividends and Interest Receivable	2
Prepaid Expenses and Other Assets	13,231
Total Assets	4,469,817

Liabilities:
Payable for Securities Purchased	93,701
Accrued Distribution Fees	32
Total Liabilities	93,733

Net Assets	$4,376,084

Composition of Net Assets:
Net Assets consisted of:
Paid in Capital	$4,307,731
Distributable Earnings	68,353
Net Assets	$4,376,084

Net Asset Value, Offering Price and Redemption Price Per Share
Class A:
Net Assets	$154,218
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	15,127
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.19
Maximum Offering Price Per Share (Maximum sales charge of 4.75%)(a)	$10.70

Institutional Class:
Net Assets	$4,221,866
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	414,095
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.20

(a)	On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Period* Ended June 30, 2021

BCM Decathlon
Moderate Fund

Investment Income:
Dividend Income	$23,932
Interest Income	7
Total Investment Income	23,939

Expenses:
Investment Advisory Fees	9,110
Distribution (12b-1) Fees - Class A	48
Shareholder Services Fees - Class A	28
Total Expenses	9,186
Net Investment Income	14,753

Realized and Unrealized Gain (loss) on Investments:
Net Realized Gain from Investments	101,692
Net Change in Unrealized Depreciation on Investments	(32,588)
Net Realized and Unrealized Gain on Investments	69,104

Net Increase in Net Assets Resulting From Operations	$83,857

*	For the period April 19, 2021 (commencement of operations) through June 30, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)	BCM Decathlon Moderate Fund

For the Period*
Ended
June 30, 2021

Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$14,753
Net Realized Gain from Investments	101,692
Net Change in Unrealized Depreciation on Investments	(32,588)
Net Increase in Net Assets Resulting From Operations	83,857

Distributions to Shareholders:
From Distributable Earnings:
Class A	(519)
Institutional Class	(14,985)
Total Distributions to Shareholders	(15,504)

Shares of Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	151,973
Distributions Reinvested	519
152,492
Institutional Class Shares:
Proceeds from Shares Issued	4,140,343
Distributions Reinvested	14,896
4,155,239

Net Increase from Beneficial Interest Transactions	4,307,731

Net Increase in Net Assets	4,376,084

Net Assets:
Beginning of Period	$—
End of Period	$4,376,084

Share Activity:
Class A Shares:
Shares Issued	15,076
Shares Reinvested	51
Net increase in shares of beneficial interest outstanding	15,127

Institutional Class Shares:
Shares Issued	412,636
Shares Reinvested	1,459
Net increase in shares of beneficial interest outstanding	414,095

*	For the period April 19, 2021 (commencement of operations) through June 30, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
FINANCIAL HIGHLIGHTS (Unaudited)

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	BCM Decathlon Moderate Fund
	Class A		Institutional Class
	For the Period *		For the Period *
	Ended		Ended
	June 30, 2021		June 30, 2021

Net Asset Value, Beginning of Period	$10.00		$10.00
From Operations:
Net investment income (a)	0.06		0.04
Net gain from investments (realized and unrealized)	0.16		0.20
Total from operations	0.22		0.24

Distributions to shareholders from:
Net investment income	(0.03)		(0.04)
Total distributions	(0.03)		(0.04)
Net Asset Value, End of Period	$10.19		$10.20

Total Return (b)	2.24	% (c)	2.37	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$154		$4,222
Ratio of expenses to average net assets,	1.64	% (d)	1.24	% (d)
Ratio of net investment income to average net assets	2.82	% (d)	1.98	% (d)
Portfolio turnover rate	168	% (c)	168	% (c)

*	For the period April 19, 2021 (commencement of operations) through June 30, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2021

1.	ORGANIZATION

BCM Decathlon Moderate Fund (“Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks income and capital appreciation. The Fund commenced operations on April 19, 2021.

The Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares of the Fund are offered at net asset value (“NAV”) plus a maximum sales charge of 4.75%. Institutional Class shares of the Fund are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2021 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$4,276,905	$—	$—	$4,276,905
Short-Term Investment	179,679	—	—	179,679
Total Investments	$4,456,584	$—	$—	$4,456,584

*	Refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

expected to be taken in the Fund’s December 31, 2021 year-end tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. Government securities, and derivatives for the Fund, amounted to $10,452,272 and $6,338,172.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

4.	INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Fund. The Advisor has engaged Beaumont Capital Management, LLC (the “Sub-Advisor”) to serve as the sub-advisor to the Fund whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.24% of the Fund’s average daily net assets. For the period ended June 30, 2021, the Fund paid $9,110 in advisory fees.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, GFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Class A shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Class A shares as compensation to the Distributor for providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the period ended June 30, 2021 pursuant to the Rule 12b-1 Plan, the Class A shares of the Fund paid $48, which was paid out to brokers and dealers.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended June 30, 2021, the Distributor received $3,596 in underwriting commissions for sales of shares of the Fund, of which $524 was retained by the principal underwriter.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $50,000 per year plus $2,500 per meeting for certain special meetings as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the period ended June 30, 2021, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund and received $1,913 in trade commissions.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at June 30, 2021, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$4,489,172	$10,753	$(43,341)	$(32,588)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services LLC held approximately 97.15% of the Fund for the benefit of its customers.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

BCM Decathlon Moderate Fund
EXPENSE EXAMPLE (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 19, 2021 through June 30, 2021.

Table 1. Actual Expenses

The “Actual Expenses” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the BCM Decathlon Moderate Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BCM Decathlon Moderate Fund
Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	4/19/221	6/30/2021	4/19/2021-6/30/2021
Class A	1.64%	$1,000.00	$1,022.40	$3.23
Institutional Class	1.24%	$1,000.00	$1,023.70	$2.44
Table 2
Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period **
expenses)	Ratio	1/1/2021	6/30/2021	1/1/2021-6/30/2021
Class A	1.64%	$1,000.00	$1,016.66	$8.20
Institutional Class	1.24%	$1,000.00	$1,018.65	$6.21

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (71) divided by the numbers of days in the fiscal year (365).

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the numbers of days in the fiscal year (365).

Approval of the Investment Advisory and Sub-Advisory Agreements for BCM Decathlon Conservative Fund, BCM Decathlon Moderate Fund, BCM Decathlon Growth Fund

At a video conference meeting held on February 23, 2021 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered and approved an investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust on behalf of BCM Decathlon Conservative Fund, BCM Decathlon Moderate Fund and BCM Decathlon Growth Fund (the “BCM Funds”) and a Sub-Advisory Agreement between the Adviser and Beaumont Capital Management, LLC (“Beaumont” or the “Sub-Adviser”) with respect to BCM Funds.

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement (together the “Advisory Agreements”), the Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the proposed Advisory Agreements with respect to each of the BCM Funds. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements with respect to each of the BCM Funds and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. The Trustees reviewed the quality of work and abilities of the Adviser and its proposed relationship with Beaumont. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, overview experience, investment methods and compliance policies and procedures essential to performing its duties to the BCM Funds. The Trustees conducted some of their deliberations on a joint Adviser and Sub-Adviser basis given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided, the Trustees reviewed each of the Adviser’s and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions will be made for each of the BCM Funds by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser, a review of the experience of professional personnel performing services for BCM Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each the of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees also noted the financial resources of the Adviser appeared adequate.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO noted she works closely with the CCO of the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreement.

With respect to the Sub-Adviser, the Trustees considered that the Sub-Adviser will be primarily responsible for each of the BCM Funds’ investment management. The Board considered the Sub-Adviser’s skills and experience relating to the similar strategies it manages, and its portfolio management and research techniques. The Board also noted that the CCO of the Trust had reviewed the compliance manual and procedures of the Sub-Adviser and found them to be appropriate. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to each of the BCM Funds was expected to be satisfactory and reliable. The Trustees also noted the financial resources of the Sub-Adviser appeared adequate.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and, therefore, would not directly control the performance of the BCM Funds. The Trustees reviewed the yearly performance for the three “Decathlon Strategy” tactics for a historical review of the Sub-Adviser’s management performance. The Board noted that based on the experience of the portfolio managers and the past performance of similar investment strategies and tactics, the Sub-Adviser would be able to provide satisfactory performance for each of the BCM Funds and their respective shareholders.

Fees and Expenses. As to the costs of the services to be provided to each BCM Fund by the Adviser and Sub-Adviser the Board reviewed and discussed the unitary-style advisory fee and total operating expenses of each BCM Fund compared to its peer group and Morningstar category as presented in the Meeting Materials. The Trustees noted that the proposed unitary-style advisory fee of 1.24% for each BCM Fund was within the range of the reasonable management fees of the Morningstar Tactical Asset Allocation category. The Trustees acknowledge that after payment of certain Fund expenses, the advisory fee retained by the Adviser will be 0.25% of a Fund’s daily net assets with breakpoints if assets of the BCM Funds grow. The Board reviewed the projected expense ratio of 1.84% for Class A Shares and 1.44% for Institutional Class Shares. In both classes, the ratios were slightly above the peer group average, and well below the maximum group expense ratios. The Board acknowledged the somewhat unique strategies planned for the BCM Funds and that there are no other Adviser mutual funds, pooled investment vehicles, or private accounts with investment objectives directly comparable. Therefore, the Board concluded that the advisory fee to be charged by the Adviser and projected expenses for the BCM Funds were not unreasonable.

The Board acknowledged the anticipated sub-advisory fee of 0.49% to be paid by the Adviser to the Sub-Adviser. The Board noted that Beaumont charges between 0.30% and 0.50% for SMAs for managing similar strategies, but with far lower regulatory burdens making a pure comparison difficult. The Trustees reviewed and considered the split of the advisory fee between the Adviser and Sub-Adviser (the Sub-Advisor being paid by the Adviser, not a Fund), and determined it was acceptable and reasonable for the services to be provided to each of the BCM Funds by the Sub-Adviser.

Profitability. The Board reviewed the levels of profits anticipated by the Adviser and Sub-Adviser from each BCM Fund

BCM Decathlon Conservative Fund (“BCM Conservative”). The Board noted that with expected assets of $50 million for the first year, the Adviser expects to realize a small profit of 7% from the advisory fees; and for year two, with projected assets of $65 million, the Adviser’s expected profits will increase slightly to approximately 10%. The Adviser projects profits of 6% and 8%, respectively for year one and year two when considering the totality of the relationship with the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with BCM Conservative was not excessive.

BCM Decathlon Moderate Fund (“BCM Moderate”). The Board noted that with expected assets of $80 million for the first year, the Adviser expects to realize a 13% profit for the advisory services; and for year two, with projected assets of $104 million, the Adviser expects profits from advisory services to be 14%. The Adviser expects profits of 11% and 12%, respectively for year one and year two when considering the totality of the relationship with the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with BCM Moderate was not excessive.

BCM Decathlon Growth Fund (“BCM Growth”). The Board noted that with expected assets of $50 million for the first year, the Adviser expects to realize a small profit of 9% for the advisory services rendered to the Fund; and for year two, with projected assets of $65 million, the Adviser’s expects profits for advisory services of 11%. The Adviser anticipates profits of 7% and 9%, respectively for year one and year two when considering the totality of the relationship with the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with BCM Moderate was not excessive.

With respect to the Sub-Adviser’s profitability, the Trustees reviewed the projected profitability of Beaumont, with respect to each of the BCM Funds. The Board noted that the Sub-Adviser was more optimistic, yet reasonable, with asset projections than the Adviser. With expected assets of $75 million for each BCM Fund for the first year, the Sub-Adviser would achieve approximately 39% profit from sub-advising each BCM Fund. For year two, with projected assets of $150 million, for each BCM Fund, the Board noted the Sub-Adviser projected profits of approximately 45% from sub-advising each BCM Fund. The Sub-Adviser projects 5% and 11%, respectively for each BCM Fund for year one and year two when considering the totality of the relationship with each BCM Fund.

After further discussion, the Board concluded that, based on the services to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser’s relationship with each of the BCM Funds was not excessive.

Economies of Scale. As to the extent to which the BCM Funds will realize economies of scale, the Adviser reported $500 million per BCM Fund to be the minimum asset level to reach such economies of scale. The Board discussed the Adviser’s expectations for growth of each of the BCM Funds and concluded that any material economies of scale would not be achieved in the near term. The Trustees agreed to revisit economies of scale as assets of the BCM Funds grow.

Conclusion. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of each of the BCM Funds and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions; short and long-term cash flow projections; and cash holdings and access to other funding sources.

During the six months ended June 30, 2021, the Trust’s Liquidity Program Administrator (“LPA”) and the Board reviewed the Fund’s investments and they determined that, generally, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and the LPA concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-786-1121 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-786-1121.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Beaumont Capital Management, LLC
75 Second Avenue, Suite 700
Needham, MA 02494

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

BCM-SAR21

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 8/30/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 8/30/21

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 8/30/21